SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2010

Ad Systems Communications, Inc.
(Exact name of registrant as specified in its charter)

NV	333-156409	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State St. Suite 459 , Salem, OR	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-213-4361

NanoAsia Ltd. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03     MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

On April 9, 2010,  the board and shareholder action for an 8-for-1 forward stock split of our currently issued and outstanding common stock was effective.

Prior to approval of the forward split the registrant had a total of 6,600,000 issued and outstanding shares of $0.001 par value common stock.  On the effective date of the forward split, the registrant will have a total of 52,800,000 issued and outstanding shares of $0.001 par value common stock.

On March 17, 2010, we amended our articles of incorporation.  The articles of incorporation were amended for the purposes of changing the name of the registrant to Ad Systems Communications, Inc.

A copy of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.3.

In connection with this name change to Ad Systems Communications, Inc. and forward stock split, as of the open of business on April 9, 2010, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number:   00515Q 100
New Trading Symbol:  ADSY

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.3	Certificate of Amendment filed March 17, 2010
3.4	Certificate of Change filed March 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ad Systems Communications, Inc.

/s/ Joseph M. Heil
Joseph M. Heil
Chief Executive Officer
Date: April 9, 2010